                                   BAFC 2003-1
                           Detailed Collateral Summary

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                       Number        Aggregate         Percent    Average                                W.A.        W.A.
                         of           Current         of Loans    Original    W.A.    W.A.      W.A.    Original   Remaining    W.A.
                      Mortgage       Principal      by Principal  Principal   Gross   FICO    Original   Term to    Term to     Loan
Original Balance        Loans         Balance          Balance     Balance   Coupon   Score      LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
*** 250,000               49    $    7,201,909.14         0.70%   $148,646      6.89%    724     61.37%      355         345     10
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000        474       153,901,543.25        14.96     329,080     6.816     729     68.72       356         344     11
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        900       350,624,286.24        34.09     395,459     6.797     733      68.3       358         346     12
------------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000        406       199,129,824.84        19.36     496,822     6.767     733     66.65       358         347     12
------------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000        248       150,217,677.99        14.61     613,792     6.775     731     64.76       359         347     11
------------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000         62        43,052,038.47         4.19     703,896     6.836     741     58.68       358         347     11
------------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000         66        52,115,775.12         5.07     801,021     6.766     736     57.05       358         348     11
------------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000         31        27,467,258.39         2.67     894,470     6.759     742     63.07       360         350     10
------------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000       46        44,711,563.06         4.35     992,185     6.815     739     52.46       360         350     10
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,282    $1,028,421,876.50       100.00%   $457,050      6.79%    733     65.68%      358         346     11
------------------------------------------------------------------------------------------------------------------------------------

Average: $  457,050.25
Lowest:  $   63,700.00
Highest: $1,000,000.00

*** Denotes Less than or equal to

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                    Number       Aggregate          Percent       Average                                   W.A.       W.A.
                      of          Current          of Loans      Original    W.A.      W.A.      W.A.     Original  Remaining    W.A
                   Mortgage      Principal       by Principal    Principal   Gross     FICO    Original    Term to   Term to    Loan
Gross Coupon         Loans        Balance           Balance       Balance   Coupon     Score      LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375             1  $      534,455.60          0.05%   $540,000      5.38%      748     74.48%       360         351      9
------------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750             3       1,255,833.83          0.12     425,667      5.75       745     68.74        360         345     15
------------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875             1         366,683.89          0.04     380,000     5.875       752      62.3        360         352      8
------------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000             4       2,064,461.89           0.2     523,525         6       758     73.01        360         349     11
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125             6       2,608,195.48          0.25     440,083     6.125       702     62.04        360         348     12
------------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250            25      11,497,885.71          1.12     466,515      6.25       745     69.71        360         347     13
------------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375            61      27,267,335.94          2.65     456,089     6.375       750     64.29        358         347     11
------------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500           165      73,815,559.67          7.18     452,443       6.5       744     64.33        358         348     10
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625           363     163,693,669.14         15.92     457,304     6.625       741     65.72        358         348     10
------------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750           684     316,210,580.24         30.75     468,742      6.75       736     64.29        358         346     11
------------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875           479     221,392,338.51         21.53     468,011     6.875       728     65.06        358         347     11
------------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000           227      98,017,165.25          9.53     439,127         7       725     68.22        356         344     12
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125           125      52,071,247.47          5.06     423,349     7.125       724     67.39        357         344     13
------------------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250           100      43,420,349.82          4.22     441,247      7.25       719     70.93        360         346     14
------------------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375            23       8,001,095.87          0.78     352,672     7.375       685     74.03        360         346     14
------------------------------------------------------------------------------------------------------------------------------------
7.376 - 7.500            15       6,205,018.19           0.6     418,993       7.5       712     67.77        360         346     14
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,282  $1,028,421,876.50        100.00%   $457,050      6.79%      733     65.68%       358         346     11
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.792%
Lowest: 5.375%
Highest: 7.500%

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate          Percent       Average                                   W.A.       W.A.
                     of          Current          of Loans      Original      W.A.     W.A.      W.A.    Original  Remaining    W.A.
                  Mortgage      Principal       by Principal    Principal     Gross    FICO    Original   Term to   Term to     Loan
Credit Score        Loans        Balance           Balance       Balance     Coupon    Score      LTV    Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                2   $    1,485,083.41          0.14%   $749,276        6.83%     828     35.42%      360         352      8
------------------------------------------------------------------------------------------------------------------------------------
800 - 824               69       31,974,913.13          3.11     469,228       6.732      808     60.05       359         349     10
------------------------------------------------------------------------------------------------------------------------------------
775 - 799              402      182,553,284.44         17.75     460,485       6.763      786     64.68       357         346     11
------------------------------------------------------------------------------------------------------------------------------------
750 - 774              473      216,850,406.29         21.09     465,825       6.745      763     65.05       358         347     11
------------------------------------------------------------------------------------------------------------------------------------
725 - 749              406      184,707,251.17         17.96     461,066       6.785      738     66.32       358         346     11
------------------------------------------------------------------------------------------------------------------------------------
700 - 724              350      154,116,647.23         14.99     445,749       6.816      713     65.96       358         346     12
------------------------------------------------------------------------------------------------------------------------------------
675 - 699              267      118,181,337.08         11.49     448,887       6.851      687     68.67       358         347     12
------------------------------------------------------------------------------------------------------------------------------------
650 - 674              178       81,628,980.05          7.94     464,761       6.853      664     65.75       359         347     12
------------------------------------------------------------------------------------------------------------------------------------
625 - 649               81       34,394,101.77          3.34     431,354       6.844      638     66.95       357         344     12
------------------------------------------------------------------------------------------------------------------------------------
600 - 624               34       14,046,992.30          1.37     422,134        6.81      612     64.06       360         349     11
------------------------------------------------------------------------------------------------------------------------------------
575 - 599                3        1,438,495.46          0.14     485,200       6.977      593     63.87       360         346     14
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                1          379,115.03          0.04     385,000       7.375      570     72.64       360         341     19
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                1          330,205.49          0.03     334,000        7.25      504     74.22       360         346     14
------------------------------------------------------------------------------------------------------------------------------------
N/A                     15        6,335,063.65          0.62     427,418       6.741        0     65.25       359         346     13
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,282   $1,028,421,876.50        100.00%   $457,050        6.79%     733     65.68%      358         346     11
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 733
Lowest: 504
Highest: 834


4. Index

------------------------------------------------------------------------------------------------------------------------------------
                   Number       Aggregate          Percent      Average                                     W.A.        W.A.
                    of           Current          of Loans      Original      W.A.      W.A.      W.A.    Original   Remaining  W.A.
                  Mortgage      Principal       by Principal    Principal    Gross      FICO    Original   Term to    Term to   Loan
Index              Loans         Balance           Balance       Balance     Coupon     Score      LTV    Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
FIX                  2,282   $1,028,421,876.50       100.00%    $457,050       6.79%       733    65.68%       358          346   11
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,282   $1,028,421,876.50       100.00%    $457,050       6.79%       733    65.68%       358          346   11
------------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                  Number      Aggregate          Percent       Average                                    W.A.        W.A.
                    of         Current          of Loans      Original    W.A.      W.A.      W.A.      Original   Remaining    W.A.
                 Mortgage     Principal       by Principal    Principal   Gross     FICO    Original     Term to    Term to     Loan
Loan Purpose       Loans       Balance           Balance       Balance   Coupon     Score      LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi            1,022  $  473,446,365.01         46.04%   $470,335      6.79%      736     61.95%        356          345     12
------------------------------------------------------------------------------------------------------------------------------------
Purchase              717     320,511,559.89         31.17     452,979     6.769       739     72.96         359          349     10
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi              543     234,463,951.60          22.8     437,422     6.833       719     63.24         359          347     12
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,282  $1,028,421,876.50        100.00%   $457,050      6.79%      733     65.68%        358          346     11
------------------------------------------------------------------------------------------------------------------------------------


6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                  Number      Aggregate          Percent       Average                                    W.A.        W.A.
                    of         Current          of Loans      Original    W.A.      W.A.      W.A.      Original   Remaining    W.A.
                 Mortgage     Principal       by Principal    Principal   Gross     FICO    Original     Term to    Term to     Loan
Property Type      Loans       Balance           Balance       Balance   Coupon     Score      LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                 2,096  $  950,032,182.75         92.38%   $459,727      6.79%      733     65.36%        358          346     11
------------------------------------------------------------------------------------------------------------------------------------
Condo                  96      38,914,010.87          3.78     410,571     6.836       741     68.93         360          348     12
------------------------------------------------------------------------------------------------------------------------------------
PUD                    43      18,708,220.84          1.82     441,395     6.845       728     67.24         360          345     15
------------------------------------------------------------------------------------------------------------------------------------
PUD Attached           27      11,377,229.08          1.11     426,287      6.77       742     74.94         360          351      9
------------------------------------------------------------------------------------------------------------------------------------
MultiFamily            17       7,622,817.05          0.74     453,441     6.926       724     72.36         360          348     12
------------------------------------------------------------------------------------------------------------------------------------
Coop                    3       1,767,415.91          0.17     595,833     6.909       747     58.29         360          347     13
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,282  $1,028,421,876.50        100.00%   $457,050      6.79%      733     65.68%        358          346     11
------------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                   Number        Aggregate          Percent       Average                                   W.A.        W.A.
                     of           Current          of Loans      Original    W.A.     W.A.      W.A.      Original   Remaining  W.A.
                  Mortgage       Principal       by Principal    Principal   Gross    FICO    Original     Term to    Term to   Loan
Occupancy Status   Loans          Balance           Balance       Balance   Coupon    Score      LTV      Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Primary              2,206    $  994,857,431.68         96.74%   $457,389      6.79%     733     65.68%        358         347    11
------------------------------------------------------------------------------------------------------------------------------------
Secondary               76        33,564,444.82          3.26     447,217     6.908      742     65.57         358         346    12
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,282    $1,028,421,876.50        100.00%   $457,050      6.79%     733     65.68%        358         346    11
------------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                           Number        Aggregate        Percent     Average                                W.A.       W.A.
                             of           Current        of Loans    Original    W.A.    W.A.      W.A.    Original  Remaining  W.A.
                          Mortgage       Principal     by Principal  Principal   Gross   FICO    Original   Term to   Term to   Loan
Geographic Distribution     Loans         Balance         Balance     Balance   Coupon   Score      LTV    Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
California                  799      $369,666,526.63       35.95%    $467,830     6.80%   733     62.22%      359       348       11
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                  160        72,671,971.38        7.07      460,467    6.794    734     66.15       357       346       12
------------------------------------------------------------------------------------------------------------------------------------
Virginia                    158        67,680,411.73        6.58      436,016    6.761    736     71.68       360       348       11
------------------------------------------------------------------------------------------------------------------------------------
Maryland                    120        51,981,892.00        5.05      438,297    6.775    737     69.24       357       345       12
------------------------------------------------------------------------------------------------------------------------------------
New York                    112        49,826,619.67        4.84      451,076    6.799    734     64.22       358       347       11
------------------------------------------------------------------------------------------------------------------------------------
Texas                        95        42,410,464.95        4.12      453,485    6.776    724      71.6       358       346       12
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                78        34,022,051.32        3.31      444,219     6.75    731     65.48       356       345       11
------------------------------------------------------------------------------------------------------------------------------------
Florida                      75        33,156,459.79        3.22      448,377    6.868    730     66.12       359       348       11
------------------------------------------------------------------------------------------------------------------------------------
Colorado                     71        32,433,887.99        3.15      464,621    6.811    743        63       360       348       12
------------------------------------------------------------------------------------------------------------------------------------
Washington                   63        28,668,270.19        2.79      463,084    6.774    734     66.26       357       345       12
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                    62        27,642,795.09        2.69      451,835    6.718    725     68.49       357       345       12
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                  46        22,603,208.75         2.2      500,083    6.788    733     60.71       351       340       11
------------------------------------------------------------------------------------------------------------------------------------
North Carolina               46        19,217,381.99        1.87      425,322    6.827    724     69.22       359       346       13
------------------------------------------------------------------------------------------------------------------------------------
Illinois                     47        18,877,347.74        1.84      406,785    6.739    735     65.34       357       345       12
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 44        18,659,493.29        1.81      429,440    6.717    724     71.92       357       345       12
------------------------------------------------------------------------------------------------------------------------------------
Arizona                      29        14,268,674.54        1.39      504,908     6.86    733      67.3       360       347       13
------------------------------------------------------------------------------------------------------------------------------------
Georgia                      32        13,696,298.92        1.33      448,637    6.757    736     67.34       351       340       11
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia         24        11,172,213.34        1.09      470,975    6.817    743     67.58       360       348       12
------------------------------------------------------------------------------------------------------------------------------------
Oregon                       22         9,563,909.01        0.93      440,093    6.816    734     64.87       356       344       12
------------------------------------------------------------------------------------------------------------------------------------
Michigan                     21         8,884,854.90        0.86      427,838    6.807    728     67.82       360       349       11
------------------------------------------------------------------------------------------------------------------------------------
Other                       178        81,317,143.28        7.91      463,059    6.821    733     69.54       357       345       12
------------------------------------------------------------------------------------------------------------------------------------
Total:                    2,282    $1,028,421,876.50      100.00%    $457,050     6.79%   733     65.68%      358       346       11
------------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                          Number          Aggregate       Percent     Average                               W.A.       W.A.
                            of             Current       of Loans    Original    W.A.    W.A.     W.A.    Original  Remaining   W.A.
                         Mortgage         Principal    by Principal  Principal   Gross   FICO   Original   Term to   Term to    Loan
County Distribution        Loans           Balance        Balance     Balance   Coupon   Score     LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA           162         $77,750,422.74       7.56%     $485,202     6.81%   730    60.34%      358         347     11
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA           100          48,421,368.05       4.71       489,639    6.791    738    57.24       360         349     10
------------------------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                100          45,513,367.74       4.43       460,430    6.794    731    67.66       359         347     11
------------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA              74          32,618,297.60       3.17       445,776    6.791    723    63.88       359         348     11
------------------------------------------------------------------------------------------------------------------------------------
FAIRFAX ,VA                69          31,326,378.38       3.05       460,762    6.746    735    68.88       359         348     12
------------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY ,MD             66          29,271,359.29       2.85       449,014    6.748    742    66.37       356         343     12
------------------------------------------------------------------------------------------------------------------------------------
SAN MATEO ,CA              48          25,103,347.38       2.44       529,027     6.78    744    54.07       358         347     11
------------------------------------------------------------------------------------------------------------------------------------
ALAMEDA ,CA                52          23,598,397.08       2.29       458,285    6.756    731    63.62       358         348     10
------------------------------------------------------------------------------------------------------------------------------------
KING ,WA                   42          19,652,152.28       1.91       475,365    6.763    731    64.61       358         346     12
------------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA ,CA           40          18,841,624.10       1.83       476,076     6.78    736    61.42       359         348     11
------------------------------------------------------------------------------------------------------------------------------------
Other                   1,529         676,325,161.86      65.76       449,138    6.796    733    67.32       358         346     12
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,282      $1,028,421,876.50     100.00%     $457,050     6.79%   733    65.68%      358         346     11
------------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                     Number       Aggregate          Percent       Average                                  W.A.       W.A.
                       of          Current          of Loans      Original    W.A.      W.A.      W.A.    Original  Remaining   W.A.
                    Mortgage      Principal       by Principal    Principal   Gross     FICO    Original   Term to   Term to    Loan
Original LTV          Loans        Balance           Balance       Balance   Coupon     Score      LTV    Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
5.01  - 10.00              2   $    1,696,594.07          0.16%   $860,000      6.61%      684      7.32%      360         345    15
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00              1          777,002.86          0.08     782,500      6.75       763     12.04       360         352     8
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00              5        2,861,613.36          0.28     577,200     6.797       768     17.76       360         350    10
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00              7        3,031,367.73          0.29     436,571     6.734       754      23.6       360         351     9
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00             17        9,180,244.23          0.89     546,295       6.8       757     27.07       360         349    11
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00             42       22,062,459.51          2.15     543,949     6.802       735     32.62       358         347    11
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00             47       23,408,336.87          2.28     505,224     6.817       731     37.99       357         345    12
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00             85       40,731,407.31          3.96     485,315     6.775       740     42.36       359         348    11
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00            106       52,903,602.80          5.14     506,672     6.774       751     47.55       355         344    11
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00            125       57,091,484.92          5.55     465,266      6.78       730     52.85       357         345    12
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00            189       87,187,508.06          8.48     467,238      6.76       737      57.8       357         345    11
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00            250      118,909,807.10         11.56     482,195     6.764       732     62.82       358         347    11
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00            385      184,082,306.99          17.9     484,143     6.772       734     68.22       358         346    11
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00            280      123,083,845.37         11.97     445,598     6.819       721     73.65       358         346    12
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00            673      276,846,886.45         26.92     417,029     6.809       733     79.33       359         347    11
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00             12        4,712,215.25          0.46     397,684     6.829       729     83.36       350         338    12
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00             42       15,201,193.28          1.48     366,328     6.927       715     89.27       357         346    12
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00             14        4,654,000.34          0.45     336,487      6.99       695      94.1       360         348    12
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,282   $1,028,421,876.50        100.00%   $457,050      6.79%      733     65.68%      358         346    11
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 65.68%
Lowest: 7.14%
Highest: 95.00%

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                      Number       Aggregate          Percent       Average                                 W.A.       W.A.
                        of          Current          of Loans      Original    W.A.     W.A.      W.A.    Original  Remaining   W.A.
                     Mortgage      Principal       by Principal    Principal   Gross    FICO    Original   Term to   Term to    Loan
Original Term          Loans        Balance           Balance       Balance   Coupon    Score      LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
240                        37   $   14,029,106.19          1.36%   $389,212      6.81%     740     65.24%      240         229    11
------------------------------------------------------------------------------------------------------------------------------------
252                         1          315,765.03          0.03     324,935      6.75      779     49.99       252         237    15
------------------------------------------------------------------------------------------------------------------------------------
276                         1          656,588.11          0.06     665,900      6.75      669     52.85       276         267     9
------------------------------------------------------------------------------------------------------------------------------------
300                        14        5,508,983.29          0.54     399,071     6.763      742     55.49       300         290    10
------------------------------------------------------------------------------------------------------------------------------------
312                         3        1,114,975.19          0.11     376,467      6.76      757      56.5       312         303     9
------------------------------------------------------------------------------------------------------------------------------------
324                         2          771,230.99          0.07     391,000     6.625      744     63.43       324         312    12
------------------------------------------------------------------------------------------------------------------------------------
336                         2          725,160.12          0.07     366,000     6.811      705     75.85       336         327     9
------------------------------------------------------------------------------------------------------------------------------------
348                         1          454,819.15          0.04     458,300      6.75      691     41.66       348         340     8
------------------------------------------------------------------------------------------------------------------------------------
351                         1          328,373.67          0.03     334,319      6.25      733     84.64       351         334    17
------------------------------------------------------------------------------------------------------------------------------------
352                         1          358,970.65          0.03     364,500     7.125      659        90       352         336    16
------------------------------------------------------------------------------------------------------------------------------------
359                         1          505,027.18          0.05     510,982      6.75      760     78.13       359         346    13
------------------------------------------------------------------------------------------------------------------------------------
360                     2,218    1,003,652,876.93         97.59     458,836     6.792      733     65.75       360         349    11
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,282   $1,028,421,876.50        100.00%   $457,050      6.79%     733     65.68%      358         346    11
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.8 months
Lowest: 240 months
Highest: 360 months

Banc of America Securities LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation reregarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance
BAFC 2003-1
Wells Fargo (Deal 020 & 063)
Collateral Summary Report


1. General Pool Characteristics

Pool Size: $1,028,421,876.50
Loan Count: 2,282
Cut-off Date: 2003-04-01
Avg. Loan Balance: $450,666.90
Avg. Orig. Balance: $457,050.25
W.A. FICO*: 733
W.A. Orig. LTV: 65.68%
W.A. Cut-Off LTV: 64.82%
W.A. Gross Coupon: 6.792%
W.A. Net Coupon: 6.542%
W.A. Administration Fee: 0.250%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 346 months
W.A. Age: 11 months
% over 80 COLTV: 2.28%
% over 100 COLTV: 0.00%
% with PMI: 2.39%
W.A. MI Coverage: 23.18%
W.A. MI Adjusted LTV: 64.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.55%

* FICO not available for 15 loans, or 0.6% of the aggregate pool balance.


2. Original Balance

---------------------------------------------------
Original Balance                         Percent
---------------------------------------------------
*** 250,000.00                                0.70%
---------------------------------------------------
250,000.01 - 350,000.00                      14.96
---------------------------------------------------
350,000.01 - 450,000.00                      34.09
---------------------------------------------------
450,000.01 - 550,000.00                      19.36
---------------------------------------------------
550,000.01 - 650,000.00                      14.61
---------------------------------------------------
650,000.01 - 750,000.00                       4.19
---------------------------------------------------
750,000.01 - 850,000.00                       5.07
---------------------------------------------------
850,000.01 - 950,000.00                       2.67
---------------------------------------------------
950,000.01 - 1,050,000.00                     4.35
---------------------------------------------------
Total:                                     100.00%
---------------------------------------------------
Average: $457,050.25
Lowest: $63,700.00
Highest: $1,000,000.00

3. Cut-Off Balance

---------------------------------------------------
Cut-Off Balance                          Percent
---------------------------------------------------
1. - 100,000.                                 0.08%
---------------------------------------------------
100,001. - 200,000.                           0.46
---------------------------------------------------
200,001. - 300,000.                           0.83
---------------------------------------------------
300,001. - 400,000.                          35.66
---------------------------------------------------
400,001. - 500,000.                          25.44
---------------------------------------------------
500,001. - 600,000.                          12.75
---------------------------------------------------
600,001. - 700,000.                          10.62
---------------------------------------------------
700,001. - 800,000.                           5.26
---------------------------------------------------
800,001. - 900,000.                           3.79
---------------------------------------------------
900,001. - 1,000,000.                         5.11
---------------------------------------------------
Total:                                     100.00%
---------------------------------------------------
Average: 450,666.90
Lowest: 45,431.43
Highest: 993,142.68

*** denotes Less Than or equal to

4. Lien Position

---------------------------------------------------
Lien Position                            Percent
---------------------------------------------------
1                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


5. Coupon

---------------------------------------------------
Coupon                                   Percent
---------------------------------------------------
5.251 - 5.375                                 0.05%
---------------------------------------------------
5.626 - 5.750                                 0.12
---------------------------------------------------
5.751 - 5.875                                 0.04
---------------------------------------------------
5.876 - 6.000                                  0.2
---------------------------------------------------
6.001 - 6.125                                 0.25
---------------------------------------------------
6.126 - 6.250                                 1.12
---------------------------------------------------
6.251 - 6.375                                 2.65
---------------------------------------------------
6.376 - 6.500                                 7.18
---------------------------------------------------
6.501 - 6.625                                15.92
---------------------------------------------------
6.626 - 6.750                                30.75
---------------------------------------------------
6.751 - 6.875                                21.53
---------------------------------------------------
6.876 - 7.000                                 9.53
---------------------------------------------------
7.001 - 7.125                                 5.06
---------------------------------------------------
7.126 - 7.250                                 4.22
---------------------------------------------------
7.251 - 7.375                                 0.78
---------------------------------------------------
7.376 - 7.500                                  0.6
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 6.792
Lowest: 5.375
Highest: 7.500

6. Credit Score*

---------------------------------------------------
Credit Score*                            Percent
---------------------------------------------------
801 - 850                                     3.07%
---------------------------------------------------
751 - 800                                    38.34
---------------------------------------------------
701 - 750                                    32.98
---------------------------------------------------
651 - 700                                    19.94
---------------------------------------------------
601 - 650                                     4.85
---------------------------------------------------
551 - 600                                     0.18
---------------------------------------------------
501 - 550                                     0.03
---------------------------------------------------
0                                             0.62
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 733
Lowest: 504
Highest: 834

7. PMI Providers

---------------------------------------------------
PMI Providers                              Percent
---------------------------------------------------
NONE                                         97.61%
---------------------------------------------------
MGIC                                          0.55
---------------------------------------------------
PMIC                                           0.4
---------------------------------------------------
GEMIC                                          0.4
---------------------------------------------------
AMERIN GUARANTY                               0.38
---------------------------------------------------
RMIC                                          0.27
---------------------------------------------------
UGRIC                                         0.24
---------------------------------------------------
TRIAD GUARANTY                                0.14
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------



8. Product Type

---------------------------------------------------
Product Type                              Percent
---------------------------------------------------
30 YR FIXED                                  97.64%
---------------------------------------------------
20 YR FIXED                                   1.36
---------------------------------------------------
25 YR FIXED                                   0.54
---------------------------------------------------
29 YR FIXED                                   0.11
---------------------------------------------------
26 YR FIXED                                   0.11
---------------------------------------------------
27 YR FIXED                                   0.07
---------------------------------------------------
28 YR FIXED                                   0.07
---------------------------------------------------
23 YR FIXED                                   0.06
---------------------------------------------------
21 YR FIXED                                   0.03
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------



9. Loan Purpose

---------------------------------------------------
Loan Purpose                               Percent
---------------------------------------------------
R/T Refi                                     46.04%
---------------------------------------------------
Purchase                                     31.17
---------------------------------------------------
C/O Refi                                      22.8
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------



10. Loan Type

---------------------------------------------------
Loan Type                                  Percent
---------------------------------------------------
CONVENTIONAL                                100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------



11. Property Type

---------------------------------------------------
Property Type                              Percent
---------------------------------------------------
SFR                                          92.38%
---------------------------------------------------
Condo                                         3.78
---------------------------------------------------
PUD                                           1.82
---------------------------------------------------
PUD Attached                                  1.11
---------------------------------------------------
MultiFamily                                   0.74
---------------------------------------------------
Coop                                          0.17
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------

12. Occupancy Status

---------------------------------------------------
Occupancy Status                           Percent
---------------------------------------------------
Primary                                      96.74%
---------------------------------------------------
Secondary                                     3.26
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


13. Documentation

---------------------------------------------------
Documentation                              Percent
---------------------------------------------------
Full Doc                                     82.68%
---------------------------------------------------
No Doc                                        8.76
---------------------------------------------------
Asset Only                                    6.66
---------------------------------------------------
Income Only                                    1.9
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


14. State

---------------------------------------------------
State                                      Percent
---------------------------------------------------
California                                   35.95%
---------------------------------------------------
New Jersey                                    7.07
---------------------------------------------------
Virginia                                      6.58
---------------------------------------------------
Maryland                                      5.05
---------------------------------------------------
New York                                      4.84
---------------------------------------------------
Other                                        40.51
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


15. Zip Code

---------------------------------------------------
Zip Code                                   Percent
---------------------------------------------------
90210                                         0.55%
---------------------------------------------------
20817                                         0.54
---------------------------------------------------
94024                                         0.43
---------------------------------------------------
20815                                         0.43
---------------------------------------------------
22124                                         0.42
---------------------------------------------------
Other                                        97.64
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


16. OLTV

---------------------------------------------------
OLTV                                       Percent
---------------------------------------------------
*** 20.0                                      0.52%
---------------------------------------------------
20.1 - 25.0                                   0.29
---------------------------------------------------
25.1 - 30.0                                   0.89
---------------------------------------------------
30.1 - 35.0                                   2.15
---------------------------------------------------
35.1 - 40.0                                   2.28
---------------------------------------------------
40.1 - 45.0                                   3.96
---------------------------------------------------
45.1 - 50.0                                   5.14
---------------------------------------------------
50.1 - 55.0                                   5.55
---------------------------------------------------
55.1 - 60.0                                   8.48
---------------------------------------------------
60.1 - 65.0                                  11.56
---------------------------------------------------
65.1 - 70.0                                   17.9
---------------------------------------------------
70.1 - 75.0                                  11.97
---------------------------------------------------
75.1 - 80.0                                  26.92
---------------------------------------------------
80.1 - 85.0                                   0.46
---------------------------------------------------
85.1 - 90.0                                   1.48
---------------------------------------------------
90.1 - 95.0                                   0.45
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 65.68%
Lowest: 7.14%
Highest: 95.00%

*** Denotes Less than or equal to

17. Cut-Off LTV

---------------------------------------------------
Cut-Off LTV                               Percent
---------------------------------------------------
*** 20.0                                      0.57%
---------------------------------------------------
20.1 - 25.0                                   0.29
---------------------------------------------------
25.1 - 30.0                                   0.96
---------------------------------------------------
30.1 - 35.0                                   2.31
---------------------------------------------------
35.1 - 40.0                                   2.33
---------------------------------------------------
40.1 - 45.0                                   4.13
---------------------------------------------------
45.1 - 50.0                                   5.05
---------------------------------------------------
50.1 - 55.0                                   6.08
---------------------------------------------------
55.1 - 60.0                                   8.95
---------------------------------------------------
60.1 - 65.0                                  11.89
---------------------------------------------------
65.1 - 70.0                                  17.17
---------------------------------------------------
70.1 - 75.0                                  12.32
---------------------------------------------------
75.1 - 80.0                                  25.68
---------------------------------------------------
80.1 - 85.0                                    0.5
---------------------------------------------------
85.1 - 90.0                                   1.44
---------------------------------------------------
90.1 - 95.0                                   0.35
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 64.82%
Lowest: 6.33%
Highest: 94.38%


18. Delinquency*

---------------------------------------------------
Delinquency*                              Percent
---------------------------------------------------
0-29 days                                  100.00%
---------------------------------------------------
Total:                                     100.00%
---------------------------------------------------
* MBA method



19. Prepay Penalty Flag

---------------------------------------------------
Prepay Penalty Flag                       Percent
---------------------------------------------------
N                                          100.00%
---------------------------------------------------
Total:                                     100.00%
---------------------------------------------------



20. Prepay Penalty Term

---------------------------------------------------
Prepay Penalty Term                       Percent
---------------------------------------------------
0                                          100.00%
---------------------------------------------------
Total:                                     100.00%
---------------------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0

*** denotes Less Than or equal to

21. Original Term

---------------------------------------------------
Original Term                             Percent
---------------------------------------------------
240                                           1.36%
---------------------------------------------------
252                                           0.03
---------------------------------------------------
276                                           0.06
---------------------------------------------------
300                                           0.54
---------------------------------------------------
312                                           0.11
---------------------------------------------------
324                                           0.07
---------------------------------------------------
336                                           0.07
---------------------------------------------------
348                                           0.04
---------------------------------------------------
351                                           0.03
---------------------------------------------------
352                                           0.03
---------------------------------------------------
359                                           0.05
---------------------------------------------------
360                                          97.59
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 357.8 months
Lowest: 240 months
Highest: 360 months

22. Scheduled Remaining Term

---------------------------------------------------
Scheduled Remaining Term                  Percent
---------------------------------------------------
181 - 228                                     0.69%
---------------------------------------------------
229 - 234                                     0.68
---------------------------------------------------
235 - 240                                     0.03
---------------------------------------------------
241 - 288                                     0.15
---------------------------------------------------
289 - 294                                     0.45
---------------------------------------------------
301 - 342                                     0.58
---------------------------------------------------
343 - 348                                    46.66
---------------------------------------------------
349 - 354                                    50.76
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 346.5 months
Lowest: 224 months
Highest: 352 months

23. Cut-Off Loan Age

---------------------------------------------------
Cut-Off Loan Age                          Percent
---------------------------------------------------
7 - 12                                       52.53%
---------------------------------------------------
13 - 18                                      47.32
---------------------------------------------------
19 - 24                                       0.14
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 11.3 months
Lowest: 8 months


Highest: 21 months


Banc of America Securities LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.